     Exhibit 99.1

FOR IMMEDIATE RELEASE:	CONTACT:
Geoff High, Vice President of Investor Relations
303-604-3924

DMC GLOBAL REPORTS SECOND QUARTER FINANCIAL RESULTS

•Second quarter sales were $171.2 million, up 3% sequentially and down 9% vs. Q2 2023
•Net income was $6.3 million, while net income attributable to DMC was $4.0 million
•Adjusted net income attributable to DMC* was $5.7 million, or $0.29 per diluted share
•Adjusted EBITDA* attributable to DMC was $19.4 million, up 16% sequentially and down 39% vs. Q2 2023
•Total adjusted EBITDA, inclusive of non-controlling interest (NCI), was $24.4 million, or 14.3% of sales

BROOMFIELD, Colo. - August 1, 2024 - DMC Global Inc. (Nasdaq: BOOM) today reported financial results for its second quarter ended June 30, 2024.

“All three of our businesses delivered on key financial and operational objectives during the second quarter,” said Michael Kuta, president and CEO. “These accomplishments led to consolidated sales and adjusted EBITDA that were above the high end of our guidance.”

“We made significant progress at Arcadia, our architectural building products business,” Kuta added. “While construction spending across its key markets remains weak, Arcadia’s sales of $69.7 million were better than anticipated, reflecting solid execution by the entire Arcadia organization.

“Arcadia’s sales results, combined with ongoing efforts to improve operational efficiencies and streamline its cost structure, helped fuel a significant rebound in margins. Second quarter gross margin of 33.2% was up 600-basis-points versus the first quarter and approached the 34.7% reported in last year’s second quarter, when Arcadia delivered its strongest gross margin since its December 2021 acquisition by DMC. Adjusted EBITDA margin was 17.8% as compared with 9.5% in the first quarter, and 20.8% in the year-ago second quarter.”

Second quarter sales at DynaEnergetics, DMC’s energy products business, were $76.2 million, down 2% sequentially and down 10% versus last year’s second quarter. The declines reflect softer demand in Dyna’s core U.S. onshore market, where well completions fell 4% sequentially following a 7% sequential drop in the first quarter, according to the U.S. Energy Information Administration. Adjusted EBITDA margins were 11.5% versus 13.5% in the first quarter and 23.0% in the year-ago second quarter.

“We expect well completions will remain soft during the second half of 2024, and Dyna has adjusted its cost structure to align with anticipated activity levels,” Kuta said. “These adjustments, coupled with automation initiatives and product enhancements, are expected to drive improved EBITDA margins during the back half of the year.

“NobelClad, our composite metals business, reported sales of $25.2 million, up 2% versus last year’s second quarter, and down 6% sequentially. A favorable project mix led to an adjusted EBITDA margin of 22.7%, up from 21.9% in the first quarter and 21.8% in the year-ago second quarter. NobelClad’s order backlog increased to $64 million from $52 million at the end of the first quarter, reflecting the impact of a record order from the petrochemical industry. NobelClad is pursuing additional large order opportunities and is reporting continued strong demand for its Cylindra™ cryogenic transition joints.

“I am encouraged by the accomplishments at each of our businesses during the second quarter,” Kuta continued. “Arcadia’s execution is driving improved lead times and customer service, which is helping mitigate the impact of a weak market. Dyna remains the technology leader in the well perforating sector, and its operational excellence initiatives are expected to improve its profitability in the coming quarters. Meanwhile, NobelClad continues to extend its position as a leader in the global composite-metal manufacturing industry.”

Kuta added, “Our focus remains on evaluating options to drive improved value for DMC’s stockholders, and we look forward to providing an update on our efforts when appropriate.”

Summary Second Quarter Results

	Three months ended			Change
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023	Sequential	Year-on-year
Net sales	$171,179	$166,869	$188,664	3%	(9)%
Gross profit percentage	27.1%	25.4%	32.8%
SG&A*	$27,122	$28,203	$29,226	(4)%	(7)%
Net income	$6,293	$2,319	$17,526	171%	(64)%
Net income attributable to DMC	$4,012	$2,563	$13,703	57%	(71)%
Diluted net income per share attributable to DMC	$0.24	$0.01	$0.70	2,300%	(66)%
Adjusted net income attributable to DMC	$5,675	$4,167	$14,131	36%	(60)%
Adjusted diluted net income per share	$0.29	$0.21	$0.72	38%	(60)%
Adjusted EBITDA attributable to DMC	$19,420	$16,683	$31,776	16%	(39)%
Adjusted EBITDA before NCI allocation	$24,398	$19,045	$38,370	28%	(36)%
Adjusted EBITDA before NCI allocation margin	14.3%	11.4%	20.3%
*SG&A in the three months ended June 30, 2023 included $573 of CEO transition expenses

Arcadia

	Three months ended			Change
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023	Sequential	Year-on-year
Net sales	$69,748	$61,925	$79,158	13%	(12)%
Adjusted EBITDA attributable to DMC	$7,467	$3,544	$9,892	111%	(25)%
Adjusted EBITDA before NCI allocation	$12,445	$5,906	$16,486	111%	(25)%
Adjusted EBITDA before NCI allocation margin	17.8%	9.5%	20.8%
•Sequential adjusted EBITDA recovery driven by higher sales on fixed overhead and streamlining of cost structure

DynaEnergetics

	Three months ended			Change
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023	Sequential	Year-on-year
Net sales	$76,210	$78,122	$84,754	(2)%	(10)%
Adjusted EBITDA	$8,752	$10,539	$19,461	(17)%	(55)%
Adjusted EBITDA margin	11.5%	13.5%	23.0%
•Sales and margin declines reflect softer well-completion activity and continued pricing pressure in North America

NobelClad

	Three months ended			Change
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023	Sequential	Year-on-year
Net sales	$25,221	$26,822	$24,752	(6)%	2%
Adjusted EBITDA	$5,722	$5,880	$5,407	(3)%	6%
Adjusted EBITDA margin	22.7%	21.9%	21.8%
•Rolling 12-month bookings were $110.1 million versus $108.4 million at the end of the prior-year second quarter; and the book-to-bill ratio was 1.0.

Third Quarter 2024 Guidance

Measure	Expected Range
Sales
DMC Consolidated	$158M - $168M
Arcadia	$64M - $68M
DynaEnergetics	$70M - $74M
NobelClad	$24M - $26M
Adjusted EBITDA
Arcadia before NCI allocation	$10M - $12M
Arcadia after NCI allocation	$6M - $7M
DynaEnergetics	$9M - $10M
NobelClad	$3M - $4M
Corporate Unallocated	~ ($3M)
Attributable to DMC	$15M - $18M
Full-Year 2024 Guidance on Select Items
Depreciation and amortization	$35M - $36M
Interest expense	$8M - $9M
Annualized effective tax rate	30% - 32%
Capital expenditures	$16M - $20M

Conference call information
The conference call will begin today at 5 p.m. Eastern (3 p.m. Mountain) and will be accessible by dialing 877-407-5783 (or +1 201-689-8782 for international callers).

Investors are invited to listen to the webcast live via the Internet at: https://event.choruscall.com/mediaframe/webcast.html?webcastid=07VusKiV

Webcast participants should access the website at least 15 minutes early to register and download any necessary audio software. The webcast also will be available on the Investor page of DMC’s website, located at: ir.dmcglobal.com. A replay of the webcast will be available for six months.

*Use of Non-GAAP Financial Measures
In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States (GAAP), the Company also discloses certain non-GAAP financial measures that we use in operational and financial decision making. Non-GAAP financial measures include the following:

•EBITDA: defined as net income (loss) plus net interest, taxes, depreciation and amortization.

•Adjusted EBITDA: excludes from EBITDA stock-based compensation, restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance (as further described in the tables below).
•Adjusted EBITDA attributable to DMC Global Inc.: excludes the Adjusted EBITDA attributable to the 40% redeemable noncontrolling interest in Arcadia Products.
•Adjusted EBITDA for DMC business segments: defined as operating income (loss) plus depreciation, amortization, allocated stock-based compensation (if applicable), restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing operating performance.
•Adjusted net income (loss): defined as net income (loss) attributable to DMC Global Inc. stockholders prior to the adjustment of redeemable noncontrolling interest plus restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance.
•Adjusted diluted earnings per share: defined as diluted earnings per share attributable to DMC Global Inc. stockholders (exclusive of adjustment of redeemable noncontrolling interest) plus restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance.
•Net debt: defined as total debt less total cash, cash equivalents and marketable securities.
•Free-cash flow: defined as cash flows provided by (used in) operating activities less net acquisitions of property, plant and equipment.

Management believes providing these additional financial measures is useful to investors in understanding the Company’s operating performance, including the effects of restructuring, impairment, and other nonrecurring charges, as well as its liquidity. Management typically monitors the business utilizing the above non-GAAP measures, in addition to GAAP results, to understand and compare operating results across accounting periods, and certain management incentive awards are based, in part, on these measures. The presence of non-GAAP financial measures in this report is not intended to suggest that such measures be considered in isolation or as a substitute for, or as superior to, DMC’s GAAP information, and investors are cautioned that the non-GAAP financial measures are limited in their usefulness.

Because not all companies use identical calculations, DMC’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. However, these measures can still be useful in evaluating the company’s performance against its peer companies because management believes the measures provide users with valuable insight into key components of GAAP financial disclosures. For example, a company with greater GAAP net income may not be as appealing to investors if its net income is more heavily comprised of gains on asset sales. Likewise, eliminating the effects of interest income and expense moderates the impact of a company’s capital structure on its performance.

About DMC Global Inc.
DMC Global is an owner and operator of innovative, asset-light manufacturing businesses that provide unique, highly engineered products and differentiated solutions. DMC’s businesses have established leadership positions in their respective markets and consist of: Arcadia, a leading supplier of architectural building products; DynaEnergetics, which serves the global energy industry; and NobelClad, which addresses the global industrial infrastructure and transportation sectors. Based in Broomfield, Colorado, DMC trades on Nasdaq under the symbol “BOOM.” For more information, visit: http://www.dmcglobal.com.

###

Safe Harbor Language
Except for the historical information contained herein, this news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including third quarter 2024 guidance on sales, adjusted EBITDA, depreciation and amortization expense, interest expense, tax rate, and capital expenditures; our expectation regarding well completions in the second half of 2024 and that initiatives and product enhancements at DynaEnergetics will strengthen its EBITDA margins during the second half of 2024; and our expectation that we will provide details on our options for driving improved shareholder value at a future date. Such statements and information are based on numerous assumptions regarding present and future business strategies, the markets in which we operate, anticipated costs and the ability to achieve goals. Forward-looking information and statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results and performance to be materially different from those expressed or implied by such forward-looking information and statements, including but not limited to: our ability to realize sales from our backlog; our ability to obtain new contracts at attractive prices; the execution of purchase commitments by our customers, and our ability to successfully deliver on those purchase commitments; the size and timing of customer orders and shipments; the timely completion of contracts; changes to customer orders; product pricing and margins; fluctuations in customer demand; our ability to successfully navigate slowdowns in market activity or execute and capitalize upon growth opportunities; the success of DynaEnergetics’ product, technology, and margin enhancement initiatives; our ability to successfully protect our technology and intellectual property and the costs associated with these efforts; consolidation among DynaEnergetics’ customers; fluctuations in foreign currencies; fluctuations in tariffs and quotas; the cost and availability of energy; the cyclicality of our business; competitive factors; the timing and size of expenditures; the timing and price of metal and other raw material; the adequacy of local labor supplies at our facilities; our ability to attract and retain key personnel; current or future limits on manufacturing capacity at our various operations; government actions or other changes in laws and regulations; the availability and cost of funds; our ability to access our borrowing capacity under our credit facility; geopolitical and economic instability, including recessions, depressions, wars or other military actions; inflation; supply chain delays and disruptions; transportation disruptions; general economic conditions, both domestic and foreign, impacting our business and the business of our customers and the end-market users we serve; the potential effects of activist stockholder actions and actions that we may take to discourage takeover attempts, as well as the other risks detailed from time to time in our SEC reports, including the annual report on Form 10-K for the year ended December 31, 2023, and our quarterly reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024. We do not undertake any obligation to release public revisions to any forward-looking statement, including, without limitation, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Three months ended			Change
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023	Sequential	Year-on-year
NET SALES	$171,179	$166,869	$188,664	3%	(9)%
COST OF PRODUCTS SOLD	124,766	124,517	126,774	—%	(2)%
Gross profit	46,413	42,352	61,890	10%	(25)%
Gross profit percentage	27.1%	25.4%	32.8%
COSTS AND EXPENSES:
General and administrative expenses	15,623	15,980	17,526	(2)%	(11)%
Selling and distribution expenses	11,499	12,223	11,700	(6)%	(2)%
Amortization of purchased intangible assets	5,307	5,292	5,667	—%	(6)%
Strategic review expenses	2,020	2,169	—	(7)%	100%
Restructuring expenses	279	—	—	100%	100%
Total costs and expenses	34,728	35,664	34,893	(3)%	—%
OPERATING INCOME	11,685	6,688	26,997	75%	(57)%
OTHER EXPENSE:
Other expense, net	(284)	(409)	(439)	(31)%	(35)%
Interest expense, net	(2,316)	(2,317)	(2,432)	—%	(5)%
INCOME BEFORE INCOME TAXES	9,085	3,962	24,126	129%	(62)%
INCOME TAX PROVISION	2,792	1,643	6,600	70%	(58)%
NET INCOME	6,293	2,319	17,526	171%	(64)%
Less: Net income (loss) attributable to redeemable noncontrolling interest	2,281	(244)	3,823	1,035%	(40)%
NET INCOME ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$4,012	$2,563	$13,703	57%	(71)%
NET INCOME PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$0.24	$0.01	$0.70	2,300%	(66)%
Diluted	$0.24	$0.01	$0.70	2,300%	(66)%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	19,659,908	19,610,644	19,497,871	—%	1%
Diluted	19,671,169	19,622,455	19,504,963	—%	1%

Reconciliation to net income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Three months ended
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023
Net income attributable to DMC Global Inc. stockholders	$4,012	$2,563	$13,703
Adjustment of redeemable noncontrolling interest	793	(2,307)	112
Net income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest	$4,805	$256	$13,815

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Six months ended		Change
	Jun 30, 2024	Jun 30, 2023	Year-on-year
NET SALES	$338,048	$373,005	(9)%
COST OF PRODUCTS SOLD	249,283	258,904	(4)%
Gross profit	88,765	114,101	(22)%
Gross profit percentage	26.3%	30.6%
COSTS AND EXPENSES:
General and administrative expenses	31,603	44,026	(28)%
Selling and distribution expenses	23,722	24,524	(3)%
Amortization of purchased intangible assets	10,599	11,334	(6)%
Strategic review expenses	4,189	—	100%
Restructuring expenses	279	—	100%
Total costs and expenses	70,392	79,884	(12)%
OPERATING INCOME	18,373	34,217	(46)%
OTHER EXPENSE:
Other expense, net	(693)	(639)	8%
Interest expense, net	(4,633)	(4,813)	(4)%
INCOME BEFORE INCOME TAXES	13,047	28,765	(55)%
INCOME TAX PROVISION	4,435	9,100	(51)%
NET INCOME	8,612	19,665	(56)%
Less: Net income attributable to redeemable noncontrolling interest	2,037	5,053	(60)%
NET INCOME ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$6,575	$14,612	(55)%
NET INCOME PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$0.25	$0.69	(64)%
Diluted	$0.25	$0.69	(64)%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	19,635,716	19,477,576	1%
Diluted	19,647,005	19,485,863	1%

Reconciliation to net income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Six months ended
	Jun 30, 2024	Jun 30, 2023
Net income attributable to DMC Global Inc. stockholders	$6,575	$14,612
Adjustment of redeemable noncontrolling interest	(1,514)	(1,026)
Net income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest	$5,061	$13,586

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

Arcadia

	Three months ended			Change
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023	Sequential	Year-on-year
Net sales	$69,748	$61,925	$79,158	13%	(12)%
Gross profit	23,157	16,813	27,459	38%	(16)%
Gross profit percentage	33.2%	27.2%	34.7%
COSTS AND EXPENSES:
General and administrative expenses	7,765	7,656	8,206	1%	(5)%
Selling and distribution expenses	4,116	4,468	4,021	(8)%	2%
Amortization of purchased intangible assets	5,278	5,277	5,652	—%	(7)%
Restructuring expenses	279	—	—	100%	100%
Operating income (loss)	5,719	(588)	9,580	1,073%	(40)%
Adjusted EBITDA	12,445	5,906	16,486	111%	(25)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(4,978)	(2,362)	(6,594)	111%	(25)%
Adjusted EBITDA attributable to DMC Global Inc.	$7,467	$3,544	$9,892	111%	(25)%

	Six months ended		Change
	Jun 30, 2024	Jun 30, 2023	Year-on-year
Net sales	$131,673	$159,496	(17)%
Gross profit	39,970	49,553	(19)%
Gross profit percentage	30.4%	31.1%
COSTS AND EXPENSES:
General and administrative expenses	15,421	16,063	(4)%
Selling and distribution expenses	8,584	9,473	(9)%
Amortization of purchased intangible assets	10,555	11,304	(7)%
Restructuring expenses	279	—	100%
Operating income	5,131	12,713	(60)%
Adjusted EBITDA	18,351	26,956	(32)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(7,340)	(10,782)	(32)%
Adjusted EBITDA attributable to DMC Global Inc.	$11,011	$16,174	(32)%

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

DynaEnergetics

	Three months ended			Change
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023	Sequential	Year-on-year
Net sales	$76,210	$78,122	$84,754	(2)%	(10)%
Gross profit	15,133	16,971	26,552	(11)%	(43)%
Gross profit percentage	19.9%	21.7%	31.3%
COSTS AND EXPENSES:
General and administrative expenses	3,011	2,891	3,577	4%	(16)%
Selling and distribution expenses	5,041	5,223	5,227	(3)%	(4)%
Amortization of purchased intangible assets	29	15	15	93%	93%
Operating income	7,052	8,842	17,733	(20)%	(60)%
Adjusted EBITDA	$8,752	$10,539	$19,461	(17)%	(55)%

	Six months ended		Change
	Jun 30, 2024	Jun 30, 2023	Year-on-year
Net sales	$154,332	$166,722	(7)%
Gross profit	32,104	50,989	(37)%
Gross profit percentage	20.8%	30.6%
COSTS AND EXPENSES:
General and administrative expenses	5,903	9,774	(40)%
Selling and distribution expenses	10,263	10,284	—%
Amortization of purchased intangible assets	44	30	47%
Operating income	15,894	30,901	(49)%
Adjusted EBITDA	$19,291	$34,416	(44)%

NobelClad

	Three months ended			Change
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023	Sequential	Year-on-year
Net sales	$25,221	$26,822	$24,752	(6)%	2%
Gross profit	8,222	8,644	8,021	(5)%	3%
Gross profit percentage	32.6%	32.2%	32.4%
COSTS AND EXPENSES:
General and administrative expenses	1,023	1,074	949	(5)%	8%
Selling and distribution expenses	2,267	2,470	2,365	(8)%	(4)%
Operating income	4,932	5,100	4,707	(3)%	5%
Adjusted EBITDA	$5,722	$5,880	$5,407	(3)%	6%

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

	Six months ended		Change
	Jun 30, 2024	Jun 30, 2023	Year-on-year
Net sales	$52,043	$46,787	11%
Gross profit	16,866	13,804	22%
Gross profit percentage	32.4%	29.5%
COSTS AND EXPENSES:
General and administrative expenses	2,096	1,872	12%
Selling and distribution expenses	4,738	4,604	3%
Operating income	10,032	7,328	37%
Adjusted EBITDA	$11,602	$8,768	32%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in Thousands)

			Change
	Jun 30, 2024	Dec 31, 2023	Year-end
	(unaudited)
ASSETS

Cash and cash equivalents	$14,567	$31,040	(53)%
Marketable securities	—	12,619	(100)%
Accounts receivable, net	118,247	106,205	11%
Inventories	174,791	166,712	5%
Prepaid expenses and other	13,270	10,236	30%

Total current assets	320,875	326,812	(2)%

Property, plant and equipment, net	128,189	129,267	(1)%
Goodwill	141,725	141,725	—%
Purchased intangible assets, net	184,658	195,260	(5)%
Other long-term assets	94,038	91,431	3%

Total assets	$869,485	$884,495	(2)%

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST, AND STOCKHOLDERS’ EQUITY

Accounts payable	$62,594	$40,202	56%
Contract liabilities	16,401	21,621	(24)%
Accrued income taxes	13,917	12,810	9%
Current portion of long-term debt	2,500	15,000	(83)%
Other current liabilities	31,266	36,828	(15)%

Total current liabilities	126,678	126,461	—%

Long-term debt	81,612	100,851	(19)%
Deferred tax liabilities	1,935	1,956	(1)%
Other long-term liabilities	56,191	57,172	(2)%
Redeemable noncontrolling interest	187,080	187,760	—%
Stockholders’ equity	415,989	410,295	1%

Total liabilities, redeemable noncontrolling interest, and stockholders’ equity	$869,485	$884,495	(2)%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in Thousands)
(unaudited)

	Three months ended			Six months ended
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$6,293	$2,319	$17,526	$8,612	$19,665
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	3,431	3,419	3,434	6,850	6,834
Amortization of purchased intangible assets	5,307	5,292	5,667	10,599	11,334
Amortization of deferred debt issuance costs	217	190	133	407	271
Stock-based compensation	1,782	1,549	1,699	3,331	6,726
Deferred income taxes	(746)	(546)	482	(1,292)	660
Other	197	(985)	(28)	(788)	(433)
Change in working capital, net	(14,138)	2,202	(17,434)	(11,936)	(26,513)
Net cash provided by operating activities	2,343	13,440	11,479	15,783	18,544
CASH FLOWS FROM INVESTING ACTIVITIES:
Investment in marketable securities	—	—	(2,414)	—	(2,414)
Proceeds from maturities of marketable securities	—	3,000	—	3,000	—
Proceeds from sales of marketable securities	—	9,619	—	9,619	—
Acquisition of property, plant and equipment	(2,547)	(2,968)	(2,896)	(5,515)	(5,122)
Proceeds on sale of property, plant and equipment	100	—	—	100	—
Net cash (used in) provided by investing activities	(2,447)	9,651	(5,310)	7,204	(7,536)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on term loan	(625)	(117,500)	(3,750)	(118,125)	(10,000)
Borrowings on term loan	—	50,000	—	50,000	—
Borrowings on revolving loans	6,700	70,450	—	77,150	—
Repayments on revolving loans	(10,075)	(30,450)	—	(40,525)	—
Payment of debt issuance costs	—	(2,735)	—	(2,735)	—
Distributions to redeemable noncontrolling interest holder	(1,547)	(3,125)	(3,711)	(4,672)	(6,311)
Net proceeds from issuance of common stock to employees and directors	132	—	212	132	212
Treasury stock purchases	(16)	(936)	(14)	(952)	(2,171)
Net cash used in financing activities	(5,431)	(34,296)	(7,263)	(39,727)	(18,270)
EFFECTS OF EXCHANGE RATES ON CASH	(342)	609	171	267	842

NET DECREASE IN CASH AND CASH EQUIVALENTS	(5,877)	(10,596)	(923)	(16,473)	(6,420)
CASH AND CASH EQUIVALENTS, beginning of the period	20,444	31,040	19,647	31,040	25,144
CASH AND CASH EQUIVALENTS, end of the period	$14,567	$20,444	$18,724	$14,567	$18,724

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

DMC Global

EBITDA and Adjusted EBITDA

	Three months ended			Change
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023	Sequential	Year-on-year
Net income	6,293	2,319	17,526	171%	(64)%
Interest expense, net	2,316	2,317	2,432	—%	(5)%
Income tax provision	2,792	1,643	6,600	70%	(58)%
Depreciation	3,431	3,419	3,434	—%	—%
Amortization of purchased intangible assets	5,307	5,292	5,667	—%	(6)%
EBITDA	20,139	14,990	35,659	34%	(44)%
Stock-based compensation	1,676	1,477	1,699	13%	(1)%
Strategic review expenses	2,020	2,169	—	(7)%	100%
Restructuring expenses	279	—	—	100%	100%
CEO transition expenses	—	—	573	—%	(100)%
Other expense, net	284	409	439	(31)%	(35)%
Adjusted EBITDA	$24,398	$19,045	$38,370	28%	(36)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(4,978)	(2,362)	(6,594)	111%	(25)%
Adjusted EBITDA attributable to DMC Global Inc.	$19,420	$16,683	$31,776	16%	(39)%

	Six months ended		Change
	Jun 30, 2024	Jun 30, 2023	Year-on-year
Net income	$8,612	$19,665	(56)%
Interest expense, net	4,633	4,813	(4)%
Income tax provision	4,435	9,100	(51)%
Depreciation	6,850	6,834	—%
Amortization of purchased intangible assets	10,599	11,334	(6)%
EBITDA	35,129	51,746	(32)%
Stock-based compensation	3,153	6,726	(53)%
Strategic review expenses	4,189	—	100%
Restructuring expenses	279	—	100%
CEO transition expenses	—	3,538	(100)%
Other expense, net	693	639	8%
Adjusted EBITDA	$43,443	$62,649	(31)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(7,340)	(10,782)	(32)%
Adjusted EBITDA attributable to DMC Global Inc.	$36,103	$51,867	(30)%

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

Adjusted Net Income* and Adjusted Diluted Earnings per Share

*Net income attributable to DMC Global Inc. stockholders prior to the adjustment of redeemable noncontrolling interest

	Three months ended June 30, 2024
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. stockholders*	$4,012	$0.20
Strategic review expenses, net of tax	1,538	0.08
Restructuring expenses, net of tax	125	0.01
As adjusted	$5,675	$0.29
(1) Calculated using diluted weighted average shares outstanding of 19,671,169

	Three months ended March 31, 2024
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. stockholders*	$2,563	$0.13
Strategic review expenses, net of tax	1,604	0.08
As adjusted	$4,167	$0.21
(1) Calculated using diluted weighted average shares outstanding of 19,622,455

	Three months ended June 30, 2023
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. stockholders*	$13,703	$0.70
CEO transition expenses and accelerated stock-based compensation, net of tax	428	0.02
As adjusted	$14,131	$0.72
(1) Calculated using diluted weighted average shares outstanding of 19,504,963

	Six months ended June 30, 2024
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. stockholders*	$6,575	$0.33
Strategic review expenses, net of tax	3,142	0.16
Restructuring expenses, net of tax	125	0.01
As adjusted	$9,842	$0.50
(1) Calculated using diluted weighted average shares outstanding of 19,647,005

	Six months ended June 30, 2023
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. stockholders*	$14,612	$0.75
CEO transition expenses and accelerated stock-based compensation, net of tax	5,663	0.29
As adjusted	$20,275	$1.04
(1) Calculated using diluted weighted average shares outstanding of 19,485,863

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

Segment Adjusted EBITDA

Arcadia

	Three months ended			Change
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023	Sequential	Year-on-year
Operating income (loss), as reported	$5,719	$(588)	$9,580	1,073%	(40)%
Adjustments:
Depreciation	888	875	889	1%	—%
Amortization of purchased intangible assets	5,278	5,277	5,652	—%	(7)%
Stock-based compensation	281	342	323	(18)%	(13)%
Restructuring expenses	279	—	—	100%	100%
CEO transition expenses	—	—	42	—%	(100)%
Adjusted EBITDA	12,445	5,906	16,486	111%	(25)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(4,978)	$(2,362)	$(6,594)	111%	(25)%
Adjusted EBITDA attributable to DMC Global Inc.	$7,467	$3,544	$9,892	111%	(25)%

	Six months ended		Change
	Jun 30, 2024	Jun 30, 2023	Year-on-year
Operating income, as reported	$5,131	$12,713	(60)%
Adjustments:
Depreciation	1,763	1,706	3%
Amortization of purchased intangible assets	10,555	11,304	(7)%
Stock-based compensation	623	902	(31)%
Restructuring expenses	279	—	100%
CEO transition expenses	—	331	(100)%
Adjusted EBITDA	18,351	26,956	(32)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(7,340)	$(10,782)	(32)%
Adjusted EBITDA attributable to DMC Global Inc.	$11,011	$16,174	(32)%

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

DynaEnergetics

	Three months ended			Change
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023	Sequential	Year-on-year
Operating income, as reported	$7,052	$8,842	$17,733	(20)%	(60)%
Adjustments:
Depreciation	1,671	1,682	1,713	(1)%	(2)%
Amortization of purchased intangible assets	29	15	15	93%	93%
Adjusted EBITDA	$8,752	$10,539	$19,461	(17)%	(55)%

	Six months ended		Change
	Jun 30, 2024	Jun 30, 2023	Year-on-year
Operating income, as reported	$15,894	$30,901	(49)%
Adjustments:
Depreciation	3,353	3,485	(4)%
Amortization of purchased intangible assets	44	30	47%
Adjusted EBITDA	$19,291	$34,416	(44)%

NobelClad

	Three months ended			Change
	Jun 30, 2024	Mar 31, 2024	Jun 30, 2023	Sequential	Year-on-year
Operating income, as reported	$4,932	$5,100	$4,707	(3)%	5%
Adjustments:
Depreciation	790	780	700	1%	13%
Adjusted EBITDA	$5,722	$5,880	$5,407	(3)%	6%

	Six months ended		Change
	Jun 30, 2024	Jun 30, 2023	Year-on-year
Operating income, as reported	$10,032	$7,328	37%
Adjustments:
Depreciation	1,570	1,440	9%
Adjusted EBITDA	$11,602	$8,768	32%